Exhibit 10.3

THIS FIRST ADDENDUM AGREEMENT is made as of the 30th day of December 2002



BETWEEN:

                  BARRINGTON SCIENCES INTERNATIONALCORPORATION, a corporation incorporated under the federal laws of Canada and having its registered and records office at Suite 1260, 1188 West Georgia Street, Vancouver, British Columbia, Canada V4A 6E2

                  (the "Vendor")

AND:

                  Financial Express Corporation, a corporation incorporated under the laws of the State of Nevada, United States of America

                  (the "Purchaser")

WHEREAS:

A. The parties have entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") relating to the purchase by the Purchaser of the property and assets of the Vendor's Business (as defined in the Asset Purchase Agreement); and

B. The parties now wish to enter into this Addendum for the purpose of making certain revisions to the Asset Purchase Agreement as hereinafter provided;

   NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the covenants, agreements, representations, warranties and payments hereinafter set forth and provided for, the parties hereto hereby covenant and agree as follows:

1. AMENDMENTS

1.1 Revision of Purchase Price and Purchaser's Consideration. The Asset Purchase Agreement is amended by revising the aggregate consideration to be paid by the Purchaser to the Vendor thereunder by adding, as additional consideration, the issuance by the Purchaser of share purchase warrants entitling the holder to purchase an aggregate of 396,416 common shares of the Purchaser, and specifically Part 3 thereof ("Purchase Price") is hereby amended by adding to the Purchaser's Consideration (as defined in the Asset Purchase Agreement) the following:

         "an aggregate of 396,416 share purchase warrants, which shall be assignable at the option of the Vendor, each of which shall entitle the holder to purchase one common share of the Purchaser at a price of CDN $0.75 at any time prior to October 31, 2004", and all references in the Asset Purchase Agreement to the Purchaser's Consideration shall include such warrants.

1.2 Counterpart and Facsimile Execution. This amendment may be executed in counterparts and by facsimile, and such counterparts and facsimile copies together shall constitute a single agreement.

     IN WITNESS WHEREOF the parties have duly executed this agreement.


BARRINGTON SCIENCES INTERNATIONAL
CORPORATION, by its duly authorized signatory:


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Signature

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Name and Title

Financial Express Corporation, by its duly authorized signatory:


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Signature

Frank Baldwin,